Exhibit 99.1
Welcome to Cincinnati Bell, Inc. February 28, 2006

"Safe Harbor" Statement Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believes," "anticipates," "plans," "intends," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell's ability to maintain its market position in communications services, including wireless, wireline and internet services; general economic trends affecting the purchase or supply of communication services; world and national events that may affect the ability to provide services; changes in the regulatory environment; any rulings, orders or decrees that may be issued by any court or arbitrator; restrictions imposed under various credit facilities and debt instruments; work stoppages caused by labor disputes; adjustments resulting from year-end audit procedures; and Cincinnati Bell's ability to develop and launch new products and services. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Forms 8-K. The forward-looking statements included in this presentation represent estimates as of the date on the first slide. It is anticipated that subsequent events and developments will cause estimates to change.

Company Overview History: Founded in July, 1873 Originally listed on the Cincinnati Stock Exchange Moved to the New York Stock Exchange on February 6, 1969 AT&T divested 25% ownership in 1984 Currently traded under the symbol CBB Employees: YE 2004 YE 2005 Approximately 3,126 2,991 50% Union, 50% Non-union State of Incorporation: Ohio CBT regulated by PUC in OH, KY, IN; FCC regulates CBW Revenues: 2004 2005 Gross Revenue of $1,207 $1,210

Long History of Product Innovation

Integrated Local & Wireless Operator Fully integrated telecommunications provider ILEC and CLEC operations 931,000 access lines: 96% in-territory 4% out-of-territory CLEC overlaps wireless coverage area Robust mix of consumer and business lines: 67% consumer 33% business 496,000 wireless subs 61,000 in Dayton 181,000 Pre-pay

Source: Company data Diverse/Balanced Revenue Base Approximate 50/50 consumer business revenue split Consumer Business 1Q05 0.474 0.526 2005 Total = $1,210 million

Source: Company data Diverse /Balanced Revenue Base Revenue spread across a full range of products & services Wireline Voice Wireline Data Wireless HDW/MS Other 2005 0.41 0.18 0.2 0.14 0.07 2005 Total = $1,210 million

2005 Financial Highlights 2004 2005 Revenue 1207 1209.6 2004 2005 Adjusted EBITDA 498.1 476.3 2004 2005 Free Cash Flow 167.4 152 Revenue $1,207 $1,210 EBITDA $498 $476* Free Cash Flow $167 $152** * Includes $23 million increase in non-cash post-retirement medical and pension expenses ** Includes $22 million financing fees less $9 million lower interest payments from refinancing

Strategy Overview De-lever Return value to shareholders Grow Invest wisely to drive growth Defend Generate free cash flow

$82M related to Goldman refinance Free Cash Flow Paying Down Debt Reduced Net Debt $275M in 2 years excluding increase from Goldman refinance $2,262 $2,112 $2,069

Defending the Core Consumer Franchise 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Custom Connections Penetration 0.1445 0.1641 0.1825 0.2035 0.2275 0.2425 0.2494 0.2579 Super Bundle* Penetration *Local and long distance, plus wireless or DSL or both, all on a single bill Bundling leverages our right to win and is a key to our success

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Revenue Per Household 74.33 75.88 77.36 76.99 77.73 78.3 77.41 78.29 Source: Company data; In-territory measure including local, long distance, Internet and wireless revenue Defend & Grow Work Hand in Hand Bundle-driven penetration increases Revenue per Household 5% Year-over-year growth 3% 1% 2% Revenue per Household

Source: Company reports; SBC and BLS include proportionate shares of Cingular T S CZN VZ CTL BLS AT CBB Operating Margin 0.263 0.326 0.363 0.376 0.384 0.411 0.45 0.595 2005 Consolidated EBITDA/Net PP&E Penetration & ARPU Drive Return By far the best EBITDA per $ of Net PP&E

Defend & Grow - Enterprise Customer Reliable & dependable quality Six national customer service awards Industry leading wireline network trouble rates Best wireless network End-to-end functionality Data Center "smart build" investment Managed services applications Total Access bundle

Defend & Grow - Enterprise Customer Stable access lines & growing applications Business Access Lines Hardware & Managed Services Revenue* * Excludes revenue from sold assets

Why CBB ? Proven execution De-levered and restructured balance sheet Favorable access line loss despite competitive, urban market Strong/industry leading metrics Attractive asset mix Positioned for future wireline/wireless inter-operability Net operating loss carryforwards preserve operating cash flow Platform for the future Wireless & DSL IPTV & Data centers Combine with access lines out-of-territory Attractive valuation High cash flow yield relative to peers

Refinancing Positions Balance Sheet Cash flow savings will approach $30M annually & all significant maturities extended to 2012

CBB Managing Access Line Losses 4Q05 line loss stabilizing recent trend

CBB Managing Access Line Losses VZ BLS T Q CZN CTL AT S CBB North -0.067 -0.058 -0.056 -0.05 -0.044 -0.043 -0.041 -0.041 -0.041 4Q05 Access Line Loss Better than RBOCs; on par with large rural LECs

Local Segment Revenue Stability Consumer and business stable - carrier growing Source: Company data (Local segment) 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Consumer 85.455 85.921 86.891 85.474 87.558 86.719 84.627 84.214 Business 71.575 70.198 68.76 70.49 69.197 69.281 68.09 70.219 Carrier 31.846 32.156 32.275 32.627 33.413 33.567 34.681 34.149 $ in millions

Employees per Access Line 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 East 26.11 26.42 26.47 26.57 26.21 26.45 26.6 25.95 Source: Company data (Local segment) Effective at controlling headcount to match access lines

Source: Company reports T VZ BLS S CTL AT CBB Operating Margin 0.051 0.111 0.218 0.244 0.278 0.427 0.361 4Q05 LEC Operating Margin LEC Operating Margin Far better than the RBOCs and 2nd only to highly subsidized Alltel

Source: Company reports S VZ BLS AT T CBB DSL Penetration 0.094 0.105 0.134 0.138 0.14 0.181 4Q05 DSL In-territory Penetration DSL Penetration of Access Lines No. 1 ranking among public telcos

Source: Company reports Q BLS VZ T S AT CBB LD Penetration of total access lines 0.324 0.334 0.376 0.476 0.55 0.607 0.606 4Q05 Total Long Distance Penetration Total Long Distance Penetration 80% Consumer 52% Business

Source: Company market research, May 2005 T-Mob Cing S VZ CBB Wireless Market Share 0.09 0.11 0.15 0.29 0.33 Cincinnati Wireless Market Share Wireless Market Share Market share leader in Cincinnati

CBB on Vanguard of Inter-Operability Wireless "New Rules" plans offer unlimited everyday calling to Cincinnati Bell landline and wireless phone numbers Unmatchable local value $10 bolt-on to rate plan 45% attach rate at Activation

Yr End 2001 Yr End 2002 Yr End 2003 Yr End 2004 Yr End 2005 East 60790 74791 99533 130806 162534 DSL Subscriber Growth to Continue Source: Company reports DSL Subscribers Consumer Primary Access Line Penetration 26% 19% 14% 10% 8% Bundles driving consistent growth

Re-Ignited Postpaid Subscriber Growth Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Postpaid 7000 -200 -10500 -1800 -6700 -3400 4100 14700 Source: Company data Postpaid Net Additions 4Q05 best quarter since 2001 supported by 1.8% churn

Network Migration Almost Complete TDMA GSM 1Q04 441.2 44.8 TDMA GSM 4Q05 19 81 1Q04 4Q05 GSM subs GSM subs TDMA subs TDMA subs 91% of Minutes Now on GSM Source: Company data

Next Up: Growing Wireless Margins Continue to Grow New Rules and Data Plan Attach Rates at Activation Drive Increased Penetration of Data Plans and New Rules in the Base Drive New Prepaid Mobile to Mobile Plan Conclusion of TDMA to GSM Migration Continued Churn Improvement

Growth Opportunities - Data Centers Data Center "smart build" investment Tier 3 data centers separated across CBB geography 3 separate centers at current capacity Expect further expansion with customer demand

Growth Opportunities - IPTV IPTV Attractive Next Product in the CBB consumer bundle Evaluating best technology to deliver 20-25 mbs capacity Can leverage existing data network (possibly upgraded DSL)

AT BLS VZ T S CTL CBB FCF Yield 0.0527 0.0562 0.0691 0.0734 0.0757 0.0954 0.1458 Source: 2005 cash flow from company reports; closing prices 2.21.05/market capitalization Strong Free Cash Flow Yield Comparably high yield supported by strong and sustainable free cash flow

Review of Key Points History of proven & consistent execution De-levered and restructured balance sheet Bundling continues to slow access line loss despite competitive, urban market as well as to drive DSL growth Wireless growth re-ignited and positioned for margin expansion Attractive asset mix Stable and diverse revenue base Positioned for future wireline/wireless inter-operability Net operating loss carryforwards preserve operating cash flow Platform for the future IPTV (in-territory) & possibly new geographies Attractive valuation High cash flow yield relative to peers

Non-GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), free cash flow and net debt. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of adjusted EBITDA, free cash flow and net debt to comparable GAAP financial measures are included in this presentation and available in the Investor Relations section of www.cincinnatibell.com. Adjusted EBITDA provides a useful measure of operational performance. The company defines EBITDA as GAAP Operating Income plus depreciation, amortization, restructuring charges, asset impairments and other special items. Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with other Adjusted EBITDA as defined by other companies. Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as SFAS 95 cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of long-term debt and credit facilities and for the proceeds from the sale or the use of funds from the purchase of business operations. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents.

Non-GAAP Reconciliation

Non-GAAP Reconciliation